Supplement to
the Fidelity®
Magellan® Fund
May 21, 2003 Prospectus

On June 19, 2003, the Board of Trustees of Fidelity Magellan Fund authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for this fund is no longer applicable.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 4.

The returns in the following table include the effect of Magellan's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. Eastern time on June 23, 2003.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributionsA	None
Deferred sales charge (load) on redemptions	None

A The fund may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

MAG-03-02 June 26, 2003
1.480658.108

SUPPLEMENT TO THE
FIDELITY® MAGELLAN® FUND

A Fund of Fidelity Magellan Fund

May 21, 2003

STATEMENT OF ADDITIONAL INFORMATION

On June 19, 2003, the Board of Trustees of Fidelity Magellan Fund authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 14.

Magellan had a maximum front-end sales charge of 3.00% (eliminated effective June 23, 2003, after 4:00 p.m. Eastern time) which is included in the average annual and cumulative returns.

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 16.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

MAGB-03-02 June 26, 2003
1.717658.106